UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

February 13, 2017

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.

Natchez, Mississippi 39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously disclosed in its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on February 15, 2017 (the “Original Form 8-K”), Callon Petroleum Operating Company (CPOC”), a wholly owned subsidiary of Callon Petroleum Company (“Callon” or the “Company”), entered into a purchase and sale agreement (the “Ameredev Purchase Agreement”) with American Resource Development, LLC, American Resource Development Upstream, LLC, and American Resource Development Midstream, LLC (collectively, “Ameredev”) for the purchase of certain oil and gas producing properties and undeveloped acreage (the “Acquired Properties”) in the Delaware Basin (the “Ameredev Transaction”).

On February 13, 2017, CPOC completed the Ameredev Transaction for a total purchase price of approximately $633 million in cash, subject to customary post-closing adjustments. The Ameredev Purchase Agreement provides for customary adjustments to the purchase price based on an effective date of October 1, 2016.

The Acquired Properties include approximately 16,700 net surface acres in Ward and Pecos Counties, Texas, comprised of an initial 16,098 net acres and an incremental 590 net acres acquired between signing and closing of the transaction that are either within or contiguous to the Ward County footprint.

On May 1, 2017, Callon amended the Original Form 8-K to include certain financial statements relating to the Ameredev Transaction and the pro forma financial statements required by Item 9.01 of Form 8-K.

This Amendment No. 2 to Form 8-K/A further amends and supplements the Original Form 8-K to include certain pro forma financial statements relating to the Ameredev Transaction required by Item 9.01 of Form 8-K. This Amendment No. 2 to Form 8-K/A should be read in connection with the previously filed Current Reports on Form 8-K and 8-K/A described above which provide a more complete description of the Ameredev Transaction.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Unaudited Pro Forma Consolidated Statements of Operations of the Company for the three months ended March 31, 2017, are attached hereto as Exhibit 99.1.

(d)	Exhibits

Exhibit Number	Title of Document

99.1	Unaudited Pro Forma Consolidated Statements of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

May 19, 2017	By:	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Unaudited Pro Forma Consolidated Statements of Operations